Exhibit 1

                       STATEMENT PURSUANT TO RULE 13d-1(k)

     The undersigned parties hereto hereby consent and agree to file a joint statement on Schedule 13D under the Securities Exchange Act of 1934, as amended, on behalf of each of them, with respect to shares of common stock of ROYAL PRECISION, INC. beneficially owned by them, together with any or all amendments thereto, when and if appropriate. The parties hereto further consent and agree to file this Statement pursuant to Rule 13d-1(k) as an exhibit to such Schedule 13D, thereby incorporating the same into such Schedule 13D.

                                November 12, 2001
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                                                   (Date)

                                /s/ Richard P. Johnston
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                                                (Signature)

                                Richard P. Johnston
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                                November 12, 2001
                                ------------------------------------------------
                                                   (Date)

                                /s/ Jayne Johnston
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                                                (Signature)

                                Jayne Johnston
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                                November 12, 2001
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                                                   (Date)

                                Johnston Family Charitable Remainder Unitrust #3

                                By: /s/ Richard P. Johnston
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                                                  (Signature)

                                    Richard P. Johnston, Trustee
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                                November 12, 2001
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                                                    (Date)

                                Johnston Family Living Trust u/a dtd 4/11/94

                                By: /s/ Richard P. Johnston
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                                                    (Signature)

                                    Richard P. Johnston, Trustee
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